UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                     Date of Report
                     (Date of earliest
                     event reported):      November 6, 2001



                           Northland Cranberries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Wisconsin                      0-16130                       39-1583759
---------------                ----------------              -------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

                      800 First Avenue South, P.O. Box 8020
                     Wisconsin Rapids, Wisconsin 54495-8020
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (715) 424-4444
                         -------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events and Regulation FD Disclosure.

     On November 6, 2001, Northland Cranberries, Inc., a Wisconsin corporation (the "Company"), issued a press release (a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K) announcing (i) a one-for-four reverse stock split effective as of the close of business on November 5, 2001 to facilitate a potential debt and equity restructuring, (ii) the voluntary delisting of its Class A Common Stock from trading on the Nasdaq National Market effective as of the close of business on November 5, 2001 and (iii) the commencement of trading of the Company's Class A Common Stock on the over-the-counter bulletin board on November 6, 2001 under new trading symbol "NRCNA."

     Immediately prior to the effectiveness of the reverse stock split, there were 20,338,423 shares of the Company's Class A Common Stock issued and outstanding. Immediately following the effectiveness of the reverse stock split and without taking into account shares that may be issued in connection with a potential debt and equity restructuring, there will be approximately 5,086,105 shares of Class A Common Stock issued and outstanding (this number is approximate because fractional shares resulting from the reverse stock split will be rounded up to the next whole share). There can be no assurance that any such restructuring transaction will be consummated or on what terms or conditions.

Item 7  Financial Statements and Exhibits.

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits.

           (99)  Northland Cranberries, Inc. Press Release, dated November 6,
                 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHLAND CRANBERRIES, INC.



Date:  November 6, 2001                 By: /s/ John Swendrowski
                                           -------------------------------------
                                            John Swendrowski
                                            Chairman and Chief Executive Officer

                           NORTHLAND CRANBERRIES, INC.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated November 6, 2001


Exhibit No.                          Description
-----------                          -----------

(99) Northland Cranberries, Inc. Press Release, dated November 6, 2001.